[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report

January 31, 2002

Merrill Lynch
New Jersey Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

DEAR SHAREHOLDER

The Municipal Market Environment

Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak, suggesting that recent increases in consumer confidence and spending were


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Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.

The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

At the start of the six-month period ended January 31, 2002, we focused on seeking to enhance the Fund's dividend stream and reduce the Fund's net asset value volatility. Market volatility was expected because of conflicting economic signals. Toward the end of 2001, we shifted our portfolio strategy to a market-neutral position, given the low nominal yields that both US Treasury and municipal bonds provided. As interest rates fell further during the period, we shifted to a more defensive position. This strategy worked well as interest rates rose during November and December 2001. The economic aftershocks of the


2
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Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

September 11 attacks, however, negated much of the benefits derived from our recent strategic shifts. The value of our airline-related holdings was severely impacted, causing the Fund to slightly underperform its unmanaged benchmark, the Lehman Brothers Municipal Bond Index, for the six-month period ended January 31, 2002. Going forward, we expect these holdings to regain much of their former value and reverse their underperformance. At this time, we expect to maintain our defensive position in anticipation of higher bond yields later this year.

In Conclusion

We thank you for your investment in Merrill Lynch New Jersey Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

March 4, 2002


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Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


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Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/01                             +3.37%           -0.77%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                           +4.47            +3.62
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                            +5.43            +5.00
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                  % Return          % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/01                             +2.74%           -1.20%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                           +3.94            +3.94
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                            +4.89            +4.89
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                  % Return          % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/01                             +2.64%           +1.65%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                           +3.83            +3.83
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/01               +4.85            +4.85
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/01                             +3.16%           -0.97%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                           +4.36            +3.51
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/01               +5.39            +4.80
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Recent Performance Results*

                                                                   6-Month         12-Month         Since Inception     Standardized
As of January 31, 2002                                           Total Return     Total Return        Total Return      30-Day Yield
====================================================================================================================================
ML New Jersey Municipal Bond Fund Class A Shares                    +0.82%           +4.49%             +72.85%             4.02%
------------------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class B Shares                    +0.56            +3.96              +64.30              3.68
------------------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class C Shares                    +0.51            +3.76              +43.40              3.58
------------------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class D Shares                    +0.77            +4.28              +48.94              3.92
====================================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception dates are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


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Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                   Issue                                                              Value
------------------------------------------------------------------------------------------------------------------------------------
New Jersey--88.3%
AAA      Aaa     $  3,000    Cape May County, New Jersey, Industrial Pollution Control Financing Authority Revenue Bonds
                             (Atlantic City Electric Company Project), AMT, Series A, 7.20% due 11/01/2029 (e)              $  3,382
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa        5,125    Egg Harbor Township, New Jersey, School District, GO, Refunding, 5.50% due 7/15/2025 (b)          5,400
------------------------------------------------------------------------------------------------------------------------------------
                             Evesham, New Jersey, Municipal Utilities Authority, Revenue Refunding Bonds,Series A (e):
NR*      Aaa          635      5.50% due 7/01/2004                                                                               680
NR*      Aaa        1,660      6% due 7/01/2009                                                                                1,870
NR*      Aaa        1,155      6.125% due 7/01/2010                                                                            1,316
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*          480    New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian Home), Series A,
                             6.375% due 11/01/2031                                                                               464
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+       145    New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (New Jersey Natural Gas
                             Co. Project), VRDN, Series A, 1.10% due 1/01/2028 (a)(c)                                            145
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*          425    New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest Village Inc. Facility),
                             Series A, 7.25% due 11/15/2031                                                                      413
------------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Revenue Bonds (Transportation Project), Sub-Lease (d):
AAA      Aaa        2,000      Series A, 6% due 5/01/2016                                                                      2,188
AAA      Aaa        6,250      Series B, 5.75% due 5/01/2010                                                                   6,938
------------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Revenue Refunding Bonds:
A+       NR*          450      (Health Village 96 Project), 6% due 5/01/2006 (f)                                                 500
AAA      Aaa        2,500      (RWJ Health Care Corporation), 6.50% due 7/01/2024 (d)                                          2,761
------------------------------------------------------------------------------------------------------------------------------------
BB-      B3         5,025    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project),
                             6.40% due 9/15/2023                                                                               4,137
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        5,000    New Jersey EDA, State Lease Revenue Bonds (State Office Buildings Projects),
                             6.25% due 6/15/2020 (a)(j)                                                                        5,612
------------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Water Facilities Revenue Refunding Bonds (a):
AAA      NR*          750      (Middlesex Water Company Project), AMT, 5.10% due 1/01/2032                                       743
A1+      VMIG1+     4,075      (United Water of New Jersey Inc. Project), VRDN, Series A, 1.45% due 11/01/2026 (c)             4,075
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,595    New Jersey Environmental Infrastructure Trust Revenue Bonds, Series A,
                             5.25% due 9/01/2019                                                                               1,641
------------------------------------------------------------------------------------------------------------------------------------
AA       NR*        2,275    New Jersey Health Care Facilities Financing Authority, Health Care Facilities Revenue Bonds
                             (Good Shepherd), 5.20% due 7/01/2031                                                              2,249
------------------------------------------------------------------------------------------------------------------------------------
                             New Jersey Health Care Facilities Financing Authority Revenue Bonds:
A+       A1         3,570      (Robert Wood Johnson University Hospital), 5.75% due 7/01/2025                                  3,717
AA       NR*        3,590      (Southern Ocean County Hospital), 5.125% due 7/01/2031                                          3,512
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
GO      General Obligation Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
VRDN    Variable Rate Demand Notes

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                   Issue                                                              Value
------------------------------------------------------------------------------------------------------------------------------------
New Jersey (concluded)
                             New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
BBB-     Baa3    $ 1,500       (Trinitas Hospital Obligation Group), 7.40% due 7/01/2020                                    $  1,603
AAA      Aaa       3,185       (Virtua Health Issue), 4.50% due 7/01/2028 (d)                                                  2,835
------------------------------------------------------------------------------------------------------------------------------------
NR*      Baa3      1,750     New Jersey State Educational Facilities Authority Revenue Bonds (Bloomfield College),
                             Series A, 6.85% due 7/01/2030                                                                     1,820
------------------------------------------------------------------------------------------------------------------------------------
AA+      Aa1       1,500     New Jersey State, GO, 5.75% due 5/01/2012                                                         1,675
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,795     New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                             AMT, Series M, 7% due 10/01/2026 (e)                                                              2,936
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000     New Jersey State Transit Corporation, COP (Federal Transit Administration Grants),
                             Series A, 6.125% due 9/15/2014 (a)                                                                5,636
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa      14,700     New Jersey State Transportation Trust Fund Authority, Revenue Refunding Bonds, RITR,
                             Series RI, 9.895% due 6/15/2014 (e)(g)                                                           17,260
------------------------------------------------------------------------------------------------------------------------------------
AA       Aa2       3,800     New Jersey State Transportation Trust Fund Authority, Transportation System Revenue
                             Bonds, Series A, 5% due 6/15/2017                                                                 3,825
------------------------------------------------------------------------------------------------------------------------------------
                             New Jersey State Transportation Trust Fund Authority, Transportation System Revenue
                             Refunding Bonds, Series B (e):
AAA      Aaa       1,560       6.50% due 6/15/2010                                                                             1,818
AAA      Aaa         940       6.50% due 6/15/2010 (h)                                                                         1,101
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       2,000     Newark, New Jersey, Health Care Facility Revenue Refunding Bonds (New Community
                             Urban Renewal), Series A, 5.20% due 6/01/2030 (i)                                                 1,978
------------------------------------------------------------------------------------------------------------------------------------
                             Old Bridge Township, New Jersey, Board of Education, GO (e):
AAA      Aaa       2,460       5% due 7/15/2028                                                                                2,437
AAA      Aaa       2,585       5% due 7/15/2029                                                                                2,558
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000     Salem County, New Jersey, Industrial Pollution Control Financing Authority, Revenue
                             Refunding Bonds (Atlantic City Electric Company), 6.15% due 6/01/2029 (d)                         5,475
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,215     South Brunswick Township, New Jersey, Board of Education, GO, 6.40% due 8/01/2005 (b)(f)          1,355
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000     Union County, New Jersey, Utilities Authority, Revenue Refunding Bonds (Ogden Martin
                             System of Union), Senior Lease, AMT, Series A, 5.50% due 6/01/2010 (a)                            2,162
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,300     West Windsor-Plainsboro, New Jersey, Regional School District, GO, Refunding,
                             4.75% due 9/15/2014 (b)                                                                           1,318
------------------------------------------------------------------------------------------------------------------------------------

New York--7.2%
AA-      A1        1,000     Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 85th Series,
                             5.20% due 9/01/2018                                                                               1,010
------------------------------------------------------------------------------------------------------------------------------------
AA-      A1        3,250     Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds,
                             72nd Series, 7.35% due 10/01/2027                                                                 3,377
------------------------------------------------------------------------------------------------------------------------------------
                             Port Authority of New York and New Jersey, Special Obligation Revenue Bonds, AMT (e):
NR*      Aaa       1,000       (JFK International Air Terminal LLC), RIB, Series 157, 9.92% due 12/01/2022 (g)                 1,095
AAA      Aaa       2,000       (JFK International Air Terminal--Special Project), Series 6, 6.25% due 12/01/2011               2,272
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1@    1,200     Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                             (Versatile Structure Obligation), VRDN, Series 5, 1.55% due 8/01/2024 (c)                         1,200
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's  Face
Ratings  Ratings Amount                                     Issue                                                              Value
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--5.2%
A        Baa1    $ 3,000     Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue
                             Bonds, Series D, 5.75% due 7/01/2041                                                          $  3,131
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       1,500     Puerto Rico Commonwealth, Public Improvement, GO, Refunding, Series A,
                             5.50% due 7/01/2015 (e)                                                                          1,651
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       1,500     Puerto Rico Commonwealth, Public Improvement, GO, Series A, 5.50% due 7/01/2016 (e)              1,643
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$119,847)--100.7%                                                                                  124,914

Variation Margin on Financial Futures Contracts**--0.0%                                                                          53

Liabilities in Excess of Other Assets--(0.7%)                                                                                  (919)
                                                                                                                           --------
Net Assets--100.0%                                                                                                         $124,048
                                                                                                                           ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(h)   Escrowed to maturity.
(i)   GNMA collateralized.
(j) All or a portion of security held as collateral in connection with open financial futures contracts.
  *   Not Rated.
 **   Financial futures contracts sold as of January 31, 2002 were as follows:

      --------------------------------------------------------------------------
      Number of                                     Expiration
      Contracts              Issue                     Date             Value
      --------------------------------------------------------------------------
         125           US Treasury Bonds            March 2002       $13,234,375
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$13,344,609)                            $13,234,375
                                                                     ===========
      --------------------------------------------------------------------------

  @   Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2002

Assets:                 Investments, at value (identified cost--$119,846,993)...........                               $124,914,252
                        Receivables:
                          Securities sold...............................................              $  4,729,099
                          Interest......................................................                 1,282,217
                          Beneficial interest sold......................................                   148,600
                          Variation margin..............................................                    52,734        6,212,650
                                                                                                      ------------
                        Prepaid registration fees and other assets .....................                                     17,783
                                                                                                                       ------------
                        Total assets....................................................                                131,144,685
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:            Payables:
                          Securities purchased..........................................                 3,850,864
                          Custodian bank................................................                 2,372,756
                          Beneficial interest redeemed..................................                   629,147
                          Dividends to shareholders.....................................                   135,456
                          Investment adviser............................................                    59,965
                          Distributor...................................................                    35,649        7,083,837
                                                                                                      ------------
                        Accrued expenses and other liabilities..........................                                     12,837
                                                                                                                       ------------
                        Total liabilities...............................................                                  7,096,674
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Net assets......................................................                               $124,048,011
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------
Net Assets              Class A Shares of beneficial interest, $.10 par value,
Consist of:             unlimited number of shares authorized...........................                               $    222,387
                        Class B Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized...........................                                    662,786
                        Class C Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized...........................                                    119,023
                        Class D Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized...........................                                    198,172
                        Paid-in capital in excess of par................................                                127,685,490
                        Accumulated realized capital losses on investments--net.........                                (10,017,340)
                        Unrealized appreciation on investments--net.....................                                  5,177,493
                                                                                                                       ------------
                        Net assets......................................................                               $124,048,011
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:        Class A--Based on net assets of $22,941,198 and 2,223,873
                        shares of beneficial interest outstanding.......................                                $      10.32
                                                                                                                        ============
                        Class B--Based on net assets of $68,375,931 and 6,627,864
                        shares of beneficial interest outstanding.......................                                $      10.32
                                                                                                                        ============
                        Class C--Based on net assets of $12,275,480 and 1,190,232
                        shares of beneficial interest outstanding.......................                                $      10.31
                                                                                                                        ============
                        Class D--Based on net assets of $20,455,402 and 1,981,715
                        shares of beneficial interest outstanding.......................                                $      10.32
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

Statement of Operations

                                                                                                           For the Six Months Ended
                                                                                                                   January 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:      Interest........................................................                               $  3,438,209
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees........................................       $   345,207
                        Account maintenance and distribution fees--Class B..............           177,632
                        Accounting services.............................................            48,692
                        Professional fees...............................................            44,977
                        Account maintenance and distribution fees--Class C..............            33,414
                        Printing and shareholder reports................................            20,132
                        Transfer agent fees--Class B....................................            18,752
                        Account maintenance fees--Class D...............................             9,616
                        Trustees' fees and expenses.....................................             6,798
                        Registration fees...............................................             6,097
                        Transfer agent fees--Class A....................................             5,341
                        Transfer agent fees--Class D....................................             4,267
                        Pricing fees....................................................             3,536
                        Custodian fees..................................................             3,249
                        Transfer agent fees--Class C....................................             2,817
                        Other...........................................................             4,713
                                                                                               -----------
                        Total expenses..................................................                                    735,240
                                                                                                                       ------------
                        Investment income--net .........................................                                  2,702,969
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Realized &              Realized loss on investments--net ..............................                                   (207,809)
Unrealized Loss on      Change in unrealized appreciation on investments--net...........                                 (1,697,174)
Investments--Net:                                                                                                      ------------
                        Net Increase in Net Assets Resulting from Operations............                               $    797,986
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.


Statements of Changes in Net Assets

                                                                                                    For the Six           For the
                                                                                                    Months Ended        Year Ended
                                                                                                    January 31,          July 31,
Increase (Decrease) in Net Assets:                                                                     2002                2001
-----------------------------------------------------------------------------------------------------------------------------------
Operations:             Investment income--net ...............................................    $   2,702,969       $   5,216,324
                        Realized gain (loss) on investments--net .............................         (207,809)            208,240
                        Change in unrealized appreciation on investments--net ................       (1,697,174)          6,296,822
                                                                                                  -------------       -------------
                        Net increase in net assets resulting from operations .................          797,986          11,721,386
                                                                                                  -------------       -------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to            Investment income--net:
Shareholders:             Class A ............................................................         (562,095)         (1,118,880)
                          Class B ............................................................       (1,476,007)         (3,222,273)
                          Class C ............................................................         (226,070)           (335,437)
                          Class D ............................................................         (438,797)           (539,734)
                                                                                                  -------------       -------------
                        Net decrease in net assets resulting from dividends to shareholders ..       (2,702,969)         (5,216,324)
                                                                                                  -------------       -------------
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest     Net increase (decrease) in net assets derived from beneficial
Transactions:           interest transactions ................................................        1,998,919          (8,024,597)
                                                                                                  -------------       -------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Total increase (decrease) in net assets ..............................           93,936          (1,519,535)
                        Beginning of period ..................................................      123,954,075         125,473,610
                                                                                                  -------------       -------------
                        End of period ........................................................    $ 124,048,011       $ 123,954,075
                                                                                                  =============       =============
-----------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

Financial Highlights

                                                                                                    Class A
                                                                            -------------------------------------------------------
                                                                              For the
The following per share data and ratios have been derived                   Six Months
from information provided in the financial statements.                        Ended             For the Year Ended July 31,
                                                                            January 31, -------------------------------------------
Increase (Decrease) in Net Asset Value:                                        2002       2001        2000        1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period..............   $  10.48   $   9.93    $  10.60    $  11.16   $  11.15
Operating                                                                    --------   --------    --------    --------   --------
Performance:            Investment income--net............................        .24        .47         .50         .52        .58
                        Realized and unrealized gain (loss) on
                        investments--net .................................       (.16)       .55        (.49)       (.34)       .02
                                                                             --------   --------    --------    --------   --------
                        Total from investment operations..................        .08       1.02         .01         .18        .60
                                                                             --------   --------    --------    --------   --------

                        Less dividends and distributions:
                          Investment income--net..........................       (.24)      (.47)       (.50)       (.52)      (.58)
                          Realized gain on investments--net...............         --         --          --        (.22)        --
                          In excess of realized gain on investments--net..         --         --        (.18)         --       (.01)
                                                                             --------   --------    --------    --------   --------
                        Total dividends and distributions.................       (.24)      (.47)       (.68)       (.74)      (.59)
                                                                             --------   --------    --------    --------   --------
                        Net asset value, end of period....................   $  10.32   $  10.48    $   9.93    $  10.60   $  11.16
                                                                             ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share................       .82%+    10.51%        .42%       1.50%      5.51%
Return:**                                                                    ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to               Expenses..........................................       .81%*      .79%        .72%        .75%       .69%
Average                                                                      ========   ========    ========    ========   ========
Net Assets:             Investment income--net............................      4.66%*     4.62%       5.07%       4.71%      5.17%
                                                                             ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands)..........   $ 22,941   $ 23,969    $ 24,742    $ 30,480   $ 32,571
Data:                                                                        ========   ========    ========    ========   ========
                        Portfolio turnover................................     23.04%     37.90%      83.48%     120.46%     57.00%
                                                                             ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------

       *    Annualized.
      **    Total investment returns exclude the effects of sales charges.
       +    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

Financial Highlights (continued)

                                                                                                    Class B
                                                                            -------------------------------------------------------
                                                                              For the
The following per share data and ratios have been derived                   Six Months
from information provided in the financial statements.                        Ended             For the Year Ended July 31,
                                                                            January 31, -------------------------------------------
Increase (Decrease) in Net Asset Value:                                        2002       2001        2000        1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period..............   $  10.48   $   9.93    $  10.60    $  11.16   $  11.15
Operating                                                                    --------   --------    --------    --------   --------
Performance:            Investment income--net............................        .22        .42         .45         .46        .52
                        Realized and unrealized gain (loss) on
                        investments--net..................................       (.16)       .55        (.49)       (.34)       .02
                                                                             --------   --------    --------    --------   --------
                        Total from investment operations..................        .06        .97        (.04)        .12        .54
                                                                             --------   --------    --------    --------   --------
                        Less dividends and distributions:
                          Investment income--net..........................       (.22)      (.42)       (.45)       (.46)      (.52)
                          Realized gain on investments--net...............         --         --          --        (.22)        --
                          In excess of realized gain on
                          investments--net................................         --         --        (.18)         --       (.01)
                                                                             --------   --------    --------    --------   --------
                        Total dividends and distributions.................       (.22)      (.42)       (.63)       (.68)      (.53)
                                                                             --------   --------    --------    --------   --------
                        Net asset value, end of period....................   $  10.32   $  10.48    $   9.93    $  10.60   $  11.16
                                                                             ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share................       .56%+     9.95%       (.08%)       .99%      4.98%
Return:**                                                                    ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratio to                Expenses..........................................      1.32%*     1.30%       1.23%       1.26%      1.20%
Average                                                                      ========   ========    ========    ========   ========
Net Assets:             Investment income--net............................      4.15%*     4.12%       4.56%       4.21%      4.66%
                                                                             ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands)..........   $ 68,376   $ 72,173    $ 85,195    $113,869   $126,606
Data:                                                                        ========   ========    ========    ========   ========
                        Portfolio turnover................................     23.04%     37.90%      83.48%     120.46%     57.00%
                                                                             ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------

       *    Annualized.
      **    Total investment returns exclude the effects of sales charges.
       +    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

Financial Highlights (continued)

                                                                                                    Class C
                                                                            -------------------------------------------------------
                                                                              For the
The following per share data and ratios have been derived                   Six Months
from information provided in the financial statements.                        Ended             For the Year Ended July 31,
                                                                            January 31, -------------------------------------------
Increase (Decrease) in Net Asset Value:                                        2002       2001        2000        1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period..............   $  10.47   $   9.93    $  10.60    $  11.16   $  11.14
Operating                                                                    --------   --------    --------    --------   --------
Performance:            Investment income--net............................        .21        .41         .44         .45        .51
                        Realized and unrealized gain (loss) on
                        investments--net..................................       (.16)       .54        (.49)       (.34)       .03
                                                                             --------   --------    --------    --------   --------
                        Total from investment operations..................        .05        .95        (.05)        .11        .54
                                                                             --------   --------    --------    --------   --------
                        Less dividends and distributions:
                          Investment income--net..........................       (.21)      (.41)       (.44)       (.45)      (.51)
                          Realized gain on investments--net...............         --         --          --        (.22)        --
                          In excess of realized gain on investments--net..         --         --        (.18)         --       (.01)
                                                                             --------   --------    --------    --------   --------
                        Total dividends and distributions.................       (.21)      (.41)       (.62)       (.67)      (.52)
                                                                             --------   --------    --------    --------   --------
                        Net asset value, end of period....................   $  10.31   $  10.47    $   9.93    $  10.60   $  11.16
                                                                             ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share................       .51%+     9.74%       (.18%)       .89%      4.96%
Return:**                                                                    ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to               Expenses..........................................      1.42%*     1.40%       1.33%       1.36%      1.30%
Average                                                                      ========   ========    ========    ========   ========
Net Assets:             Investment income--net............................      4.06%*     4.01%       4.46%       4.09%      4.56%
                                                                             ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands)..........   $ 12,276   $ 10,388    $  8,121    $  9,585   $  7,252
Data:                                                                        ========   ========    ========    ========   ========
                        Portfolio turnover................................     23.04%     37.90%      83.48%     120.46%     57.00%
                                                                             ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------

       *    Annualized.
      **    Total investment returns exclude the effects of sales charges.
       +    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                    Class D
                                                                            -------------------------------------------------------
                                                                              For the
The following per share data and ratios have been derived                   Six Months
from information provided in the financial statements.                        Ended             For the Year Ended July 31,
                                                                            January 31, -------------------------------------------
Increase (Decrease) in Net Asset Value:                                        2002       2001        2000        1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period..............   $  10.48   $   9.94    $  10.60    $  11.17   $  11.15
Operating                                                                    --------   --------    --------    --------   --------
Performance:            Investment income--net............................        .24        .46         .49         .51        .57
                        Realized and unrealized gain (loss) on
                        investments--net..................................       (.16)       .54        (.48)       (.35)       .03
                                                                             --------   --------    --------    --------   --------
                        Total from investment operations..................        .08       1.00         .01         .16        .60
                                                                             --------   --------    --------    --------   --------
                        Less dividends and distributions:
                          Investment income--net..........................       (.24)      (.46)       (.49)       (.51)      (.57)
                          Realized gain on investments--net...............         --         --          --        (.22)        --
                          In excess of realized gain on investments--net..         --         --        (.18)         --       (.01)
                                                                             --------   --------    --------    --------   --------
                        Total dividends and distributions.................       (.24)      (.46)       (.67)       (.73)      (.58)
                                                                             --------   --------    --------    --------   --------
                        Net asset value, end of period....................   $  10.32   $  10.48    $   9.94    $  10.60   $  11.17
                                                                             ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share................       .77%+    10.29%        .42%       1.31%      5.50%
Return:**                                                                    ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to               Expenses..........................................       .91%*      .90%        .82%        .85%       .79%
Average                                                                      ========   ========    ========    ========   ========
Net Assets:             Investment income--net............................      4.56%*     4.50%       4.97%       4.60%      5.07%
                                                                             ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands)..........   $ 20,455   $ 17,424    $  7,416    $  9,821   $  7,468
Data:                                                                        ========   ========    ========    ========   ========
                        Portfolio turnover................................     23.04%     37.90%      83.48%     120.46%     57.00%
                                                                             ========   ========    ========    ========   ========
-----------------------------------------------------------------------------------------------------------------------------------

       *    Annualized.
      **    Total investment returns exclude the effects of sales charges.
       +    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002
applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account            Distribution
                                             Maintenance Fee             Fee
--------------------------------------------------------------------------------
Class B..............................             .25%                  .25%
Class C..............................             .25%                  .35%
Class D..............................             .10%                   --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                  FAMD                    MLPF&S
--------------------------------------------------------------------------------
Class A..............................             $250                    $1,982
Class D..............................             $520                    $6,738
--------------------------------------------------------------------------------

For the six months ended January 31, 2002, MLPF&S received contingent deferred sales charges of $35,384 and $193 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended January 31, 2002, the Fund reimbursed FAM $4,882 for certain accounting services.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $28,507,795 and $27,140,414, respectively.

Net realized gains (losses) for the six months ended January 31, 2002 and net unrealized gains as of January 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                              Gains (Losses)            Gains
--------------------------------------------------------------------------------
Long-term investments...................        $ 246,409            $5,067,259
Financial futures contracts ............         (454,218)              110,234
                                                ---------            ----------
Total...................................        $(207,809)           $5,177,493
                                                =========            ==========
--------------------------------------------------------------------------------

As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $5,067,259, of which $5,800,376 related to appreciated securities and $733,117 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $119,846,993.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $1,998,919 and $(8,024,597) for the six months ended January 31, 2002 and for the year ended July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2002                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold..............................        129,632            $ 1,323,605
Shares issued to shareholders in
reinvestment of dividends................         21,590                223,593
                                                --------            -----------
Total issued.............................        151,222              1,547,198
Shares redeemed..........................       (215,486)            (2,224,852)
                                                --------            -----------
Net decrease.............................        (64,264)           $  (677,654)
                                                ========            ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2001                               Shares               Amount
--------------------------------------------------------------------------------
Shares sold..........................            109,389            $ 1,118,243
Shares issued to shareholders in
reinvestment of dividends............             42,965                438,519
                                                --------            -----------
Total issued.........................            152,354              1,556,762
Shares redeemed......................           (355,391)            (3,641,467)
                                                --------            -----------
Net decrease.........................           (203,037)           $(2,084,705)
                                                ========            ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2002                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold..........................            525,427            $ 5,470,941
Shares issued to shareholders in
reinvestment of dividends............             72,144                747,128
                                                --------            -----------
Total issued.........................            597,571              6,218,069
Automatic conversion
of shares............................           (364,412)            (3,803,456)
Shares redeemed......................           (495,006)            (5,138,379)
                                                --------            -----------
Net decrease.........................           (261,847)           $(2,723,766)
                                                ========            ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2001                              Shares                Amount
--------------------------------------------------------------------------------
Shares sold.........................           1,027,190           $ 10,542,857
Shares issued to shareholders in
reinvestment of dividends...........             154,388              1,575,429
                                              ----------           ------------
Total issued........................           1,181,578             12,118,286
Automatic conversion
of shares...........................          (1,079,077)           (11,064,656)
Shares redeemed.....................          (1,790,511)           (18,214,930)
                                              ----------           ------------
Net decrease........................          (1,688,010)          $(17,161,300)
                                              ==========           ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2002                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold..........................            225,843            $ 2,338,571
Shares issued to shareholders in
reinvestment of dividends............             13,985                144,743
                                                 -------            -----------
Total issued.........................            239,828              2,483,314
Shares redeemed......................            (41,515)              (425,341)
                                                 -------            -----------
Net increase.........................            198,313            $ 2,057,973
                                                 =======            ===========
--------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2001                              Shares                Amount
--------------------------------------------------------------------------------
Shares sold..........................            269,711            $ 2,784,651
Shares issued to shareholders in
reinvestment of dividends............             23,082                235,894
                                                --------            -----------
Total issued.........................            292,793              3,020,545
Shares redeemed......................           (118,817)            (1,201,784)
                                                --------            -----------
Net increase.........................            173,976            $ 1,818,761
                                                ========            ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended July 31, 2002                              Shares                Amount
--------------------------------------------------------------------------------
Shares sold..........................             42,998            $   442,796
Automatic conversion
of shares............................            364,063              3,803,456
Shares issued to shareholders in
reinvestment of dividends............             20,416                211,454
                                                --------            -----------
Total issued.........................            427,477              4,457,706
Shares redeemed......................           (108,262)            (1,115,340)
                                                --------            -----------
Net increase.........................            319,215            $ 3,342,366
                                                ========            ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended July 31, 2001                              Shares                Amount
--------------------------------------------------------------------------------
Shares sold.............................          57,184            $   584,513
Automatic conversion
of shares...............................       1,078,437             11,064,656
Shares issued to shareholders in
reinvestment of dividends...............          24,230                248,502
                                               ---------            -----------
Total issued............................       1,159,851             11,897,671
Shares redeemed.........................        (243,632)            (2,495,024)
                                               ---------            -----------
Net increase............................         916,219            $ 9,402,647
                                               =========            ===========
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended January 31, 2002.

6. Capital Loss Carryforward:

At July 31, 2001, the Fund had a net capital loss carryforward of approximately $8,928,000, of which $2,728,000 expires in 2008 and $6,200,000 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2002

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Joseph L. May, Trustee and Vincent R. Giordano, Senior Vice President of Merrill Lynch New Jersey Municipal Bond Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. May and Giordano well in their retirements.

[LOGO] Merrill Lynch  Investment Managers

                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New Jersey Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #11298--1/02